                                                                  EDGAR
EXHIBIT NO.     EXHIBIT NAME                                      EXHIBIT NO.
-----------     ------------                                      -----------
11(ii)          Consent of Coopers & Lybrand L.L.P                99.B11(ii)

We consent to the incorporation by reference in this Post-Effective Amendment No. 33 to the Registration Statement of PIMCO Funds on Form N-1A (File No. 33-12113) of our report dated November 22, 1996 on our audit of the financial statements and financial highlights of PIMCO Advisors Funds which is included in the Annual Report of PIMCO Advisors Funds for the year ended September 30, 1996.


                                          /s/Coopers & Lybrand L.L.P.
                                             COOPERS & LYBRAND L.L.P.


New York, New York

January 10, 1997